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                                                                   EXHIBIT 10.32


October 28, 1998



To: The Bank of Tokyo -- Mitsubishi, Ltd.

LETTER OF GUARANTEE

Dear Sirs:

        With reference to the credit facilities extended by you to Applied Komatsu Technology, Inc., ("AKT") a company duly organized and existing under the laws of Japan, having its principal office at KSK West Bldg. 3F, 3-25-9, Hacchobori, Tokyo 104-0032 for the sum of, up to Japanese Yen One Thousand, Three Hundred and Fifty Million (JYen1,350,000,000), including principal, interest and all other charges payable under the facilities, the undersigned Applied Materials, Inc., ("Applied") a company duly organized and existing under the laws of Delaware and having its principal office at 3050 Bowers Avenue, Santa Clara, California, 95054, hereby guarantees the due fulfillment of payment obligations of AKT to you under the facilities up to the sum of Japanese Yen Six Hundred and Seventy-Five Million (JYen675,000,000), or 50% of amount of the credit facilities used at any time, whichever is smaller, and agrees to pay you the same if AKT fails to pay any amount due.

This guarantee shall continue in full force and effect from October 28, 1998 until April 30, 1999.

                                        Sincerely,



                                        /s/ Nancy H. Handel
                                        ----------------------------------------
                                        Nancy H. Handel
                                        Applied Materials, Inc.
                                        Vice President, Global Finance and
                                        Treasurer




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October 28, 1998

To: The Sakura Bank Ltd.

LETTER OF GUARANTEE

Dear Sirs:

        With reference to the credit facilities extended by you to Applied Komatsu Technology, Inc., ("AKT") a company duly organized and existing under the laws of Japan, having its principal office at KSK West Bldg. 3F, 3-25-9, Hacchobori, Tokyo 104-0032 for the sum of up to Japanese Yen Eight Hundred Million (JYen800,000,000), including principal, interest and all other charges payable under the facilities, the undersigned Applied Materials, Inc., ("Applied") a company duly organized and existing under the laws of Delaware and having its principal office at 3050 Bowers Avenue, Santa Clara, California, 95054, hereby guarantees the due fulfillment of payment obligations of AKT to you under the facilities up to the sum of Japanese Yen Four Hundred Million (JYen400,000,000), or 50% of amount of the credit facilities used at any time, whichever is smaller, and agrees to pay you the same if AKT fails to pay any amount due.

This guarantee shall continue in full force and effect from October 28, 1998 until April 30,1999.

                                        Sincerely,



                                        /s/ Nancy H. Handel
                                        ----------------------------------------
                                        Nancy H. Handel
                                        Applied Materials, Inc.
                                        Vice President, Global Finance and
                                        Treasurer






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October 28, 1998

To: The Sanwa Bank, Limited

LETTER OF GUARANTEE

Dear Sirs:

        With reference to the credit facilities extended by you to Applied Komatsu Technology, Inc., ("AKT") a company duly organized and existing under the laws of Japan, having its principal office at KSK West Bldg. 3F, 3-25-9, Hacchobori, Tokyo 104-0032 for the sum of up to Japanese Yen Eight Hundred Million (JYen800,000,000), including principal, interest and all other charges payable under the facilities, the undersigned Applied Materials, Inc., ("Applied") a company duly organized and existing under the laws of Delaware and having its principal office at 3050 Bowers Avenue, Santa Clara, California, 95054, hereby guarantees the due fulfillment of payment obligations of AKT to you under the facilities up to the sum of Japanese Yen Four Hundred Million (JYen400,000,000), or 50% of amount of the credit facilities used at any time, whichever is smaller, and agrees to pay you the same if AKT fails to pay any amount due.

This guarantee shall continue in full force and effect from October 28, 1998 until April 30, 1999.


                                        Sincerely,



                                        /s/ Nancy H. Handel
                                        ----------------------------------------
                                        Nancy H. Handel
                                        Applied Materials, Inc.
                                        Vice President, Global Finance and
                                        Treasurer






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October 28, 1998


To: The Sumitomo Bank, Limited


LETTER OF GUARANTEE

Dear Sirs:

        With reference to the credit facilities extended by you to Applied Komatsu Technology, Inc., ("AKT") a company duly organized and existing under the laws of Japan, having its principal office at KSK West Bldg. 3F, 3-25-9, Hacchobori, Tokyo 104-0032 for the sum of up to Japanese Yen One Thousand Seven Hundred Seventy Million (JYen1,770,000,000), including principal, interest and all other charges payable under the facilities, the undersigned Applied Materials, Inc., ("Applied") a company duly organized and existing under the laws of Delaware and having its principal office at 3050 Bowers Avenue, Santa Clara, California, 95054, hereby guarantees the due fulfillment of payment obligations of AKT to you under the facilities up to the sum of Japanese Yen Eight Hundred Eighty Five Million (JYen885,000,000), or 50% of amount of the credit facilities used at any time, whichever is smaller, and agrees to pay you the same if AKT fails to pay any amount due.

This guarantee shall continue in full force and effect from October 28, 1998 until April 30, 1999.

                                        Sincerely,



                                        /s/ Nancy H. Handel
                                        ----------------------------------------
                                        Nancy H. Handel
                                        Applied Materials, Inc.
                                        Vice President, Global Finance and
                                        Treasurer